May 18, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

Re:  OFFITBANK Variable Insurance Fund, Inc.
Registration No. 33-81748, 811-8640


Dear Sir or Madam:

On behalf of the OFFITBANK Variable Insurance Fund, Inc.
(the "Registrant"), and pursuant to Rule 497 (e) under the Securities Act of 1933, as amended, the undersigned hereby submits this filing in order to supplement eight of the Registrant's nine prospectuses and each of the Registrant's three statements of additional information, each dated April 30, 1999.
In the event you have any questions concerning this filing, please do not hesitate to call me at 302-791-1079.


Very truly yours,


/s/ David C. Lebisky
David C. Lebisky
Assistant Secretary


cc:  Frankie Haan, Division of Investment Management
     Stephen Wells, Esq.
     Vincent M. Rella
     Michael Kagan
     Peter J. O'Rourke, Esq.
     Peter Song, Esq.





        THE OFFITBANK VARIABLE INSURANCE FUND, INC.


              Supplement dated May 13, 1999
  to the Prospectuses of the High Yield, Emerging Markets,
  U.S. Small Cap, Total Return, U.S. Government Securities,
      Mortgage Securities, Latin America Equity and
               Global Convertible Funds
              each dated April 30, 1999


    The following paragraph is inserted as the second paragraph under "MANAGEMENT OF THE FUND - Investment Adviser" in each of the above referenced Prospectuses:


    On May 13, 1999, OFFITBANK entered into an agreement with the Wachovia Corporation ("Wachovia") pursuant to which OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, will merge with Wachovia. Wachovia is a leading bank holding company with Wachovia Bank, NA, as its principal subsidiary. At March 31, 1999, Wachovia had $65.3 billion in assets and ranked 16th among U.S.
    banking firms. OFFITBANK will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at OFFITBANK will be affected by the proposed merger. Subject to the approval of federal and state regulators, the merger is anticipated to close in the third quarter of 1999.





        THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    (the "Company")

              Supplement dated May 13, 1999
  to the Statements of Additional Information of the Company
                each dated April 30, 1999


    The following paragraph is inserted as the second paragraph under "MANAGEMENT OF THE COMPANY - INVESTMENT ADVISER" in each of the Company's Statements of Additional Information:

    On May 13, 1999, the Adviser entered into an agreement with the Wachovia Corporation ("Wachovia") pursuant to which OFFITBANK Holdings, Inc., the sole shareholder of the Adviser, will merge with Wachovia. Wachovia is a leading bank holding company with Wachovia Bank, NA, as its principal subsidiary. At March 31, 1999, Wachovia had $65.3 billion in assets and ranked 16th among U.S. banking firms. The Adviser will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at the Adviser will be affected by the proposed merger. Subject to the approval of federal and state regulators, the merger is anticipated to close in the third quarter of 1999.